World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1829, Fax: (62-21) 521-1709

CRC
Camar Resources Canada Inc.
Oil & Gas

PRIVATE AND CONFIDENTIAL

Jakarta, 30 December 2005

Indo-Pacific Resources (Java) Ltd.
World Trade Center Lt. 14.
Jl. Jend Sudirman Kav. 29-31.
Jakarta 12920.
INDONESIA

RECEIVED
30 DEC 2005
INDO-PACIFIC RESOURCES (JAVA) LTD.
time : 15:50 PM

VIA: HAND DELIVERED & FAX

Attention : Mr. David A. Nunn
President

Re. : Notice of Dilution

Dear David,

I am writing you in the matters of Asset Purchase and Sale Agreement (the "**SPA**") and Dilution and Carried Interest Agreement (the "**Dilution Agreement**"), both dated November 26, 2004, and both between Indo-Pacific Resources (Java) Ltd. ("**IPR**") and Camar Resources Canada Inc. ("**CRC**").

WHEREAS as defined in Article 1.01 of the SPA, Trade Debts means the trade debts of the Vendor (i.e. IPR) incurred prior to April 5, 2004 in respect of the Bawean PSC, excluding the Tax Principal, but including interest and penalties for non-payment of the Tax Principal.

WHEREAS pursuant to Article 3.02 (b) of the SPA, an amount of US$4,500,000.00, being a part of Purchase Price, shall be put in the Trade Debt Settlement Account, which has been done accordingly, for settling such Trade Debts.

WHEREAS pursuant to Article 4.02 (c) of the SPA, in the event that after all amounts have been expended from the Trade Debt Settlement Account, any Trade Debts remain unpaid, the Purchaser shall fund the payment of any additional settlements of such outstanding Trade Debts and the Vendor shall reimburse to the Purchaser all amounts so paid in accordance with the provisions of Section 4.05 of the SPA.

WHEREAS pursuant to Article 4.05 of the SPA regarding Recovery of Payments, all amounts payable by the Vendor to the Purchaser, pursuant to Sections 4.02 (c) of the SPA, shall be deemed to be amounts owed to the Purchaser by the Vendor pursuant to

World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1829, Fax: (62-21) 521-1709

BPMIGAS

CRC

Camar Resources Canada Inc.
Oil & Gas

Article 3 of the Dilution Agreement and save only to the extent provided herein, payment thereof by the Vendor shall be governed in all respects by the provisions of the Dilution Agreement.

WHEREAS as defined in Article 1.01 of the Dilution Agreement, amounts specified in Sections 4.02(c) of the SPA is considered as Debit Balance.

WHEREAS pursuant to Article 3.01 of the Dilution Agreement, if at any time which is six months or more after the Effective Date of the SPA (i.e. 14 January 2005), there remains a Debit Balance, CRC is entitled to recover all or any portion of the Debit Balance by acquiring a portion of the Assets as defined in the SPA and Dilution Agreement. Further, it is stated that this acquisition of IPR's interest shall be initiated by the delivery of Dilution Notice by CRC to IPR.

THEREFORE, with respect to the abovementioned facts, we are hereby giving you Notice of Dilution with details as follow:

1. The outstanding amount of Debit Balance on the date first written above is US$111,295.69 which represents 0.74% of the Assets ("Diluted Interest") as pursuant to Article 3.01 (b) the value of every percentage of IPR's Assets shall be considered of US$150,000.00. The details of the payment including wire transfer details where the payment of the Debit Balance may be made are attached to this Notice of Dilution.

2. Pursuant to Article 3.02 of Dilution Agreement, if CRC has not received in full the amount of Debit Balance specified in point 1 above within forty five (45) days after the date of this Notice of Dilution, then the Diluted Interest of IPR in the Bawean PSC and the Assets shall be transferred to CRC according to the terms and conditions set out in such Article, and the Debit Balance will become zero.

3. IPR's address for any correspondence of this Notice of Dilution is:

   Indo-Pacific Resources (Java) Ltd.
   World Trade Centre 14th Floor
   Jl. Jend Surdirman Kav. 29-31
   Jakarta 12920
   Republic of Indonesia

   Attention: David Nunn
   Fax: +62-21-521-1709

World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1829, Fax: (62-21) 521-1709

Camar Resources Canada Inc.
Oil & Gas

4. All communication and notices for CRC in relation to this Notice of Dilution shall be delivered to both CRC and its counsel at the address below:

Camar Resources Canada Inc.
World Trade Centre 14th Floor
J1. Jend Surdirman Kav. 29-31
Jakarta 12920
Republic of Indonesia

Attention: Yusuf Sulaeman
Fax: +62-21-521-1822

with a copy to:

Macleod Dixon LLP
3700 Canterra Tower
400 3rd Avenue SW
Calgary AB, T2P 4H2
Canada

Attention: Thomas Valentine
Fax: +1-403-264 5973

This Notice of Dilution is considered final and binding notification of dilution according to the SPA and Dilution Agreement.

Regards,

Yusuf Sulaeman
President

cc. Bennett Jones LLP
Barristers & Solicitors
4500. 855 – 2nd Stree SW
Calgary, AB T2P 4K7
Attention: George M. Valvianos
Fax: +1-403-265-7219

World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel: (62-21) 521-1829, Fax: (62-21) 521-1709

Camar Resources Canada Inc.
Oil & Gas

The detail of VAT Principal payment

Vat Payment	Rate	Rupiah	US Dollar	Interest
1. 26 September 2005	10,207.00	11,775,660,138.00	1,153,684.74	36,341.07
2. 3 October 2005	10,300.00	10,121,670,573.00	982,686.46	30,954.62
				67,295.69 Total interest as of Dec 29, 2005

BPMIGAS
World Trade Centre 14th Floor
Jl. Jend. Sudirman Kav. 29-31
Jakarta 12920
Tel (62-21) 521-1829, Fax: (62-21) 521-1709

CRC CAMAR RESOURCES CANADA
Camar Resources Canada Inc.
Oil & Gas

Payment Made By Camar Resources Canada

Date	Description	Amount (USD)
21-Oct-05	Payment to PT Kwarta for dismantling expro equipment (first payment) +	20,000.00
23-Nov-05	Payment to PT Kwarta for dismantling expro equipment (second payment) +	24,000.00
29-Dec-05	Interest on VAT: 1.5% per month	67,295.69
	Total	**111,295.69**
	Diluted interest of IPR ++	**0.74**

Note

1. Item with (+) are dilution components with detail of supporting documents are futher attached
2. Item with (++): Pursuant to SPA and Dilution Agreement, per 1% of IPR's interest shall be valued US$ 150,000.00